Exhibit 4.1

HOLLYG 7-18-07		MICHAEL / TS ETHER 7 TSB27629

PAR VALUE $.01		COMMON STOCK

INCORPORATED UNDER THE LAWS		CUSIP 59001A 10 2
OF THE STATE OF MARYLAND	[GRAPHIC]
SEE REVERSE FOR IMPORTANT NOTICE ON
THIS CERTIFICATE IS TRANSFERABLE IN		TRANSFER RESTRICTIONS AND OTHER
JERSEY CITY, NJ, NEW YORK, NY AND		INFORMATION
PITTSBURGH, PA

NUMBER MHC		SHARES

MERITAGE HOMES CORPORATION

THIS CERTIFIES THAT

[GRAPHIC]

IS THE HOLDER OF

CERTIFICATE OF STOCK

Meritage Homes Corporation (the “Corporation”) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the charter of the Corporation (the “Charter”) and the Bylaws of the Corporation and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be executed on its behalf by its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED: MELLON INVESTOR SERVICES LLC TRANSFER AGENTAND REGISTRAR
BY
[SEAL]
AUTHORIZED SIGNATURE

SECRETARY		CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

American Bank Note Company

COLORS SELECTED FOR PRINTING: 4 color process and PMS 294.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:        OK AS IS        OK WITH CHANGES        MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
TEN ENT		as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act
		in common			(State)
			UNIF TRF MIN ACT —		Custodian	(until age	)
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: HOLLY GRONER 931-490-1722 PROOF OF: AUGUST 7, 2007 MERITAGE HOMES CORPORATION TSB 27629 BK
OPERATOR: AP
7 / LIVE JOBS / M / Meritage 27629 BK	REV. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:      OK AS IS      OK WITH CHANGES      MAKE CHANGES AND SEND ANOTHER PROOF